Exhibit 99.1

    JEFFERSON PILOT REPORTS SECOND-QUARTER EARNINGS OF $0.98 PER SHARE BEFORE
      REALIZED INVESTMENT GAINS, FIRST-HALF EPS BEFORE GAINS UP 15 PERCENT

    GREENSBORO, N.C., July 28 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading life insurance, annuity, employee benefits, and broadcast companies, today reported earnings before realized investment gains of $0.98 per share for the second quarter of 2005, versus $0.97 in the second quarter of 2004. Net income for the quarter was $1.00 per share, including realized investment gains of $0.02 per share, compared to $1.02, including $0.05 per share of investment gains, in the year-earlier period.

    For the first six months of 2005, Jefferson Pilot's earnings per share before realized investment gains increased to $2.13 from $1.86 for the first half of 2004. Net income for the first half increased to $2.18 from $2.01 excluding the cumulative effect of a change in accounting principle in the 2004 period.

    All per-share results are on a diluted basis.
    Jefferson Pilot's Individual Products business reported excellent sales results in the second quarter, with individual markets annualized premium sales growing 25 percent to $63.7 million in the quarter from $51.1 million a year ago. Universal life policyholder fund balances grew 4 percent to $11.5 billion, and total life fund balances increased 5 percent to $13.2 billion.

    For the quarter, Individual Product earnings increased to $75.9 million from $75.2 million in the second quarter of 2004, bringing six-month earnings to $160.2 million, 7 percent above first-half 2004 earnings of $150.2 million.

    The Annuity and Investment Products segment earned $15.6 million in the quarter, versus $19.8 million in the second quarter of 2004. Excluding the effect of FAS 133 adjustments, earnings for the quarter increased 4 percent to $19.6 million from $18.9 million. For the six months, AIP earnings were $37.2 million versus $38.8 million, and, excluding the effect of FAS 133, were $38.7 million versus $37.8 million. Fixed annuity sales of $290.2 million in the quarter were level with sales of $290.9 million in the year-earlier quarter. Average segment fund balances grew 5 percent to $9.9 billion from $9.5 billion a year earlier, augmented by a modest issue of funding agreements.

    The Benefit Partners group insurance segment continued to report strong results in the second quarter, with earnings increasing 9 percent to $21.3 million versus $19.7 million in the second quarter of 2004. For the year to date, Benefit Partners' earnings of $55.1 million were sharply higher than prior-year earnings of $31.1 million due to the successful integration of the non-medical group insurance business of Canada Life, acquired in the first quarter of 2004. Group insurance sales were strong in the quarter, increasing 9 percent to $52.3 million, versus $48.1 million in the year-earlier period. First-half sales grew 20 percent to $122.8 million from $102.0 million in the 2004 first half.

    Jefferson-Pilot Communications reported an earnings increase of 9 percent for the quarter to $15.0 million from $13.7 million. Broadcast cash flow for the quarter reached $27.8 million versus $27.2 million in the prior-year quarter. Year to date, Communications' earnings of $26.0 million were 7 percent ahead of last year's first half earnings of $24.3 million, and broadcast cash flow increased to $50.8 million from $49.0 million.

    Earnings before realized investment gains in the Corporate and Other segment were $6.1 million versus $6.5 million in the 2004 quarter. Realized investment gains of $2.9 million brought total Corporate and Other earnings to $9.0 million for the quarter, compared to $13.6 million, including realized investment gains of $7.2 million, in the second quarter of 2004. Year-to-date segment earnings before realized investment gains were $13.0 million in the quarter, compared to $16.9 million in the 2004 quarter. Segment earnings, including realized investment gains of $6.5 million, totaled $19.5 million for the six months, versus $38.8 million for the first half of 2004, including $21.9 million of investment gains.

    During the second quarter, Jefferson Pilot bought back 1,324,400 shares for a total investment of $64.9 million, bringing year-to-date buybacks to 2,339,000 shares at a cost of $114.4 million.

    Jefferson Pilot's return on equity remained excellent at 16.1 percent in the second quarter.

    Jefferson Pilot CEO Dennis Glass commented on the quarter, "We are pleased with Jefferson Pilot's results this quarter. Continued low interest rates put pressure on interest margins in our insurance business, making top-line revenue growth initiatives more important to earnings growth. In the past several quarters, we have quickened the pace of product development, expanded our internal and external wholesaler teams, and added technologies that better interface with our distribution partners and customers in both our individual and group businesses. These initiatives helped produce the strong sales growth we have reported this year. Additionally, we are increasing our emphasis on newer market segments in our insurance businesses to enhance growth prospects. Our annuity segment has entered a new market through the sale of $300 million of funding agreement-backed medium-term notes. This was the first such issue in the company's history, and Jefferson Pilot's industry-leading credit ratings enabled us to achieve very attractive rates.

    "We also continue to balance carefully the interests of our clients and our shareholders by providing good product value delivered through manufacturing and distribution systems that are among the most efficient and cost-effective in our industry. We have maintained profitability in our core life and annuity businesses, notwithstanding today's low-yield investment environment, by effectively managing our interest spreads, and thus have been able to maintain an industry-leading return on equity while retaining our top- level financial strength ratings. Our strong profitability also has provided flexibility in capital management, providing the financial resources to support significant share buybacks as well as the strong 10 percent cash dividend increase we implemented in the second quarter."

    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EDT July 29, 2005. The call will be broadcast live on the Internet at www.jpfinancial.com, and will be archived.

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson-Pilot can be found at www.jpfinancial.com .

    This release includes statements which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, and may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include among others, general economic conditions (including the uncertainty as to the duration and rate of the current economic recovery), the impact on the economy from further terrorist activities or US military engagements, and interest rate levels, changes and fluctuations, all of which can impact our sales, investment portfolios, and earnings; competitive factors, including pricing pressures, technological developments, new product offerings and the emergence of new competitors; changes in federal and state taxes (including recent or future changes to general tax rates, dividends, capital gains, retirement savings, and estate taxes); changes in the regulation of the insurance industry or financial services industry; changes in generally accepted or statutory accounting principles (such as Actuarial Guideline 38 referred to as AXXX); or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
               (In Thousands, Except Share Information, Unaudited)

                                                        Three Months Ended                   Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
NET INCOME BY SOURCES
Individual Products                             $        75,892   $        75,219   $       160,234   $       150,246
Annuity and Investment
 Products                                                15,565            19,761            37,232            38,831
Benefit Partners                                         21,339            19,661            55,102            31,115
Communications                                           14,964            13,738            26,013            24,290
Corporate and Other                                       6,136             6,476            13,004            16,899
   Total reportable
    segment results                                     133,896           134,855           291,585           261,381
Realized investment
 gains (losses),
 net of taxes                                             2,902             7,160             6,453            21,865
   Income before
    cumulative effect
    of change in
    accounting principle                                136,798           142,015           298,038           283,246
Cumulative effect of
 change in accounting for
 long-duration contracts,
 net of taxes                                                 -                 -                 -           (16,589)
   Net income                                   $       136,798   $       142,015   $       298,038   $       266,657

SHARE INFORMATION
 - ASSUMING DILUTION
Average number of
 shares outstanding                                 136,047,482       139,545,738       136,780,416       140,857,509
Income before
 realized gains
 (losses) and
 cumulative effect
 of change in
 accounting principle                           $          0.98   $          0.97   $          2.13   $          1.86
Realized investment
 gains (losses), net
 of taxes                                                  0.02              0.05              0.05              0.15
Income before cumulative
 effect in change in
 accounting principle                                      1.00              1.02              2.18              2.01
Cumulative effect
 of change in
 accounting principle,
 net of taxes                                                 -                 -                 -             (0.12)
   Net income                                   $          1.00   $          1.02   $          2.18   $          1.89

PERFORMANCE RATIOS
 (Annualized)
Return on average equity (1)                               16.1%             17.4%             17.7%             16.9%
Dividend yield (2)                                          3.3%              2.8%              3.2%              2.8%

(1) Calculated as total reportable segment results, divided by average equity (excluding accumulated other comprehensive income).

(2) Calculated as dividend paid per share, divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEETS AND COMMON SHARE DATA
               (In Thousands, Except Share Information, Unaudited)

                                                 6/30/05           12/31/04
                                             ---------------   ---------------
ASSETS
Cash and investments                         $    28,346,633   $    27,654,982
Accrued investment income                            348,351           341,559
Due from reinsurers                                1,313,826         1,341,389
Deferred policy acquisition costs                  2,058,742         1,957,843
Value of business acquired                           440,624           472,150
Goodwill                                             311,894           311,894
Other assets                                         653,763           651,614
Assets held in separate accounts                   2,354,401         2,373,385
   Total assets                              $    35,828,234   $    35,104,816

LIABILITIES
Policy liabilities                           $    26,807,356   $    26,165,901
Debt:
   Commercial paper borrowings                       197,602           187,692
   Obligations under repurchase agreements           400,986           468,287
   Notes payable                                     599,664           599,649
   Junior subordinated debentures                    309,279           309,279
Income tax liabilities                               653,751           619,900
Accounts payable, accruals and other
 liabilities                                         444,682           446,852
Liabilities related to separate accounts           2,354,401         2,373,385
   Total liabilities                              31,767,721        31,170,945

STOCKHOLDERS' EQUITY
Common stock and paid in capital                     167,891           180,572
Retained earnings                                  3,163,915         3,070,525
Accumulated other comprehensive income:
   Net unrealized gains:
      Bonds, net of DAC, VOBA and taxes              458,793           402,508
      Equities, net of taxes                         281,646           289,928
   Other                                             (11,732)           (9,662)
         Total accumulated other
          comprehensive income                       728,707           682,774
      Total stockholders' equity                   4,060,513         3,933,871
         Total liabilities and
          stockholders' equity               $    35,828,234   $    35,104,816

SHARE INFORMATION
Shares outstanding                               134,775,029       136,819,214
Book value per share                         $         30.13   $         28.75
Book value per share, excluding
 accumulated other comprehensive income      $         24.72   $         23.76

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
               (In Thousands, Except Share Information, Unaudited)

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
REVENUE
Premiums and other
 considerations                                 $       352,519   $       352,295   $       683,812   $       632,076
Universal life and
 investment product
 charges                                                191,201           183,552           390,909           365,135
Net investment income                                   424,468           413,208           832,765           819,669
Realized investment
 gains (losses)                                           4,464            10,178             9,927            33,639
Communications sales                                     57,198            56,493           117,698           114,625
Broker-dealer
 concessions and other                                   33,364            31,464            65,297            66,862
   Total revenue                                      1,063,214         1,047,190         2,100,408         2,032,006

BENEFITS AND EXPENSES
Insurance and annuity
 benefits                                               601,378           585,295         1,138,795         1,126,274
Insurance commissions,
 net of deferrals                                        67,053            67,406           132,640           127,058
General and administrative
 expenses, net of deferrals                              47,565            47,382            86,146            85,015
Insurance taxes,
 licenses and fees                                       20,007            19,655            42,702            37,065
Amortization of policy
 acquisition costs and
 value of business acquired                              78,214            74,857           156,140           141,645
Interest expense                                         14,835            11,728            28,612            22,476
Communications operations                                29,439            29,316            67,280            65,978
   Total benefits and
    expenses                                            858,491           835,639         1,652,315         1,605,511

Income before income
 taxes and cumulative
 effect of change in
 accounting principle                                   204,723           211,551           448,093           426,495
Income taxes                                             67,925            69,536           150,055           143,249
Income before cumulative
 effect of change in
 accounting principle                                   136,798           142,015           298,038           283,246
Cumulative effect of
 change in accounting
 for long-duration
 contracts, net of taxes                                      -                 -                 -           (16,589)
   Net income                                   $       136,798   $       142,015   $       298,038   $       266,657

SHARE INFORMATION -
 ASSUMING DILUTION
Average number of
 shares outstanding                                 136,047,482       139,545,738       136,780,416       140,857,509
Earnings per share
 before realized gains
 (losses) and cumulative
 effect of change
 in accounting principle                        $          0.98   $          0.97   $          2.13   $          1.86
Realized investment
 gains (losses), net
 of taxes                                                  0.02              0.05              0.05              0.15
Earnings per share
 before cumulative
 effect of change
 in accounting principle                                   1.00              1.02              2.18              2.01
Cumulative effect of
 change in accounting
 principle, net of taxes                                      -                 -                 -             (0.12)
   Net income                                   $          1.00   $          1.02   $          2.18   $          1.89

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In Thousands, Unaudited)

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
CASH FLOWS FROM OPERATING
 ACTIVITIES
Net income                                      $       136,798   $       142,015   $       298,038   $       266,657
Adjustments to reconcile net
 income to net cash provided
 by operating activities:
   Change in policy liabilities                          37,946            30,963            44,892           149,546
   Net amount credited to
    policyholder accounts                                 4,703            17,889           (14,201)           44,173
   Net deferral of policy
    acquisition costs and
    sales inducements                                   (64,664)          (54,022)         (125,297)         (142,994)
   Net amortization of value
    of business acquired                                 11,501            21,485            27,123             3,807
   Group coinsurance assumed                                  -                 -                 -           327,992
   Other                                                (42,759)            6,780           (22,764)           (1,907)
      Net cash provided by
       operating activities                              83,525           165,110           207,791           647,274

CASH FLOWS FROM INVESTING
 ACTIVITIES
Securities and loans purchased
 and sold                                              (280,652)         (346,409)         (658,804)       (1,152,310)
Other investing activities, net                         (13,006)          (81,070)          (20,915)         (105,533)
   Net cash used in investing
    activities                                         (293,658)         (427,479)         (679,719)       (1,257,843)

CASH FLOWS FROM FINANCING
 ACTIVITIES
Policyholder contract deposits                          713,133           716,970         1,406,369         1,446,899
Policyholder contract
 withdrawals                                           (582,214)         (378,926)       (1,070,834)         (761,946)
Funding agreements issuance                             300,000                 -           300,000                 -
Net borrowings (repayments)                             (93,349)           88,806           (57,503)          241,563
Net issuance (repurchase) of
 common shares                                          (66,090)         (163,828)         (106,316)         (227,127)
Cash dividends paid                                     (56,426)          (52,412)         (108,430)          (99,065)
Other financing activities, net                           1,857               936             2,683             7,968
   Net cash provided by
    financing activities                                216,911           211,546           365,969           608,292

Net change in cash and cash
 equivalents                                              6,778           (50,823)         (105,959)           (2,277)
Cash and cash equivalents,
 beginning of period                                    (25,765)          120,314            86,972            71,768
Cash and cash equivalents,
 end of period                                  $       (18,987)  $        69,491   $       (18,987)  $        69,491

SUPPLEMENTAL CASH FLOW
 INFORMATION
Federal income taxes paid                       $       118,578   $           172   $       136,574   $        (6,184)
Interest paid                                   $         7,308   $         1,814   $        32,447   $        18,078

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                               INDIVIDUAL PRODUCTS
                            (In Thousands, Unaudited)

The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results and performance measures were:

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
REPORTABLE SEGMENT RESULTS
UL-Type Products:
   Net investment
    income                                      $       187,683   $       184,444   $       371,735   $       368,572
   Interest credited
    to policyholders                                   (126,890)         (125,468)         (253,989)         (251,129)
      Interest margin                                    60,793            58,976           117,746           117,443
   Product charge revenue:
     Cost of insurance
      charges                                           143,856           135,808           297,044           268,436
     Expense charges                                     37,314            37,798            74,940            75,222
     Surrender charges                                    8,961             9,474            16,951            20,570
        Total product
         charge revenue                                 190,131           183,080           388,935           364,228
   Death benefits
    and other
    insurance benefits                                  (84,787)          (76,024)         (175,100)         (153,227)
   Expenses, excluding
    amortization of
   DAC and VOBA                                         (22,608)          (24,471)          (41,469)          (46,954)
   Amortization of
    DAC and VOBA                                        (52,605)          (52,459)          (91,286)          (97,536)
   Miscellaneous
    income (expense)                                       (353)             (185)             (194)             (368)
      UL-type product
       income before
       taxes                                             90,571            88,917           198,632           183,586

Traditional Products:
   Premiums and other
    considerations                                       35,551            37,981            71,778            78,126
   Net investment income                                 36,594            38,490            73,259            77,036
   Benefits                                             (38,157)          (40,846)          (81,581)          (88,263)
   Expenses, excluding
    amortization of
   DAC and VOBA                                          (7,467)           (6,671)          (13,719)          (13,831)
   Amortization of
    DAC and VOBA                                         (2,886)           (3,600)           (6,687)           (7,562)
      Traditional
       product income
       before taxes                                      23,635            25,354            43,050            45,506
   Reportable segment
    results before
    income taxes                                        114,206           114,271           241,682           229,092
   Income taxes                                         (38,314)          (39,052)          (81,448)          (78,846)
      Reportable
       segment results                          $        75,892   $        75,219   $       160,234   $       150,246

PERFORMANCE MEASURES
Annualized life insurance premium sales:
   Individual Markets
    excluding Community
    Banks and BOLI                              $        63,698   $        51,060   $       120,880   $        99,742
   Community Banks
    and BOLI                                                369             3,111               498             4,056
                                                $        64,067   $        54,171   $       121,378   $       103,798

Average UL
 policyholder fund
 balances                                       $    11,528,903   $    11,074,084   $    11,469,145   $    11,006,439
Average VUL
 separate account
 assets                                               1,672,551         1,528,160         1,667,922         1,508,811
                                                $    13,201,454   $    12,602,244   $    13,137,067   $    12,515,250

Average face amount of insurance in force:
   Total                                        $   166,457,000   $   165,702,000   $   166,215,000   $   165,967,000
   UL-Type
    Contracts                                   $   129,087,000   $   126,587,000   $   128,752,000   $   126,369,000

Average assets                                  $    19,062,439   $    18,185,235   $    18,966,486   $    18,060,897

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         ANNUITY AND INVESTMENT PRODUCTS
                            (In Thousands, Unaudited)

Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results and performance measures were:

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
REPORTABLE SEGMENT RESULTS
Investment product
 charges and premiums                           $         3,055   $         3,237   $         5,961   $         5,643
Net investment income                                   149,842           144,667           285,644           288,185
Broker-dealer concessions
 and other                                               31,372            29,538            61,289            58,930
   Total revenue                                        184,269           177,442           352,894           352,758
Policy benefits (including
 interest credited)                                     113,161           103,723           195,665           207,335
Insurance expenses                                       17,617            15,871            42,314            30,790
Broker-dealer expenses                                   29,905            27,887            58,439            55,399
   Total benefits and
    expenses                                            160,683           147,481           296,418           293,524
Reportable segment results
 before income taxes                                     23,586            29,961            56,476            59,234
Income taxes                                              8,021            10,200            19,244            20,403
   Reportable segment results                   $        15,565   $        19,761   $        37,232   $        38,831

PERFORMANCE MEASURES
Fixed annuity
 premium sales                                  $       290,222   $       290,872   $       534,560   $       600,973
Variable annuity
 premium sales                                               51               157               115               269
   Total                                        $       290,273   $       291,029   $       534,675   $       601,242

Funding agreements
 issuance                                       $       300,000   $             -   $       300,000   $             -

Investment product sales                        $     1,337,981   $     1,405,777   $     2,635,026   $     2,729,577

Average fixed policyholder
 fund balances                                  $     9,492,274   $     9,127,597   $     9,468,894   $     9,001,600
Average separate
 account policyholder
 fund balances                                          294,910           340,513           303,390           345,434
Average funding
 agreement balances                                     150,000                 -            75,000                 -
                                                $     9,937,184   $     9,468,110   $     9,847,284   $     9,347,034

Effective investment
 spreads for fixed
 annuities and
 funding agreements                                        1.53%             1.71%             1.82%             1.71%
Effective investment spreads
 for fixed annuities and
 funding agreements,
 excluding gross FAS 133
 impact                                                    1.96%             1.64%             1.91%             1.67%

FAS 133 adjustment, net of
 DAC effect and income taxes                    $        (4,001)  $           909   $        (1,452)  $         1,018

Fixed annuity surrenders
 as a % of beginning
 fund balance                                              16.4%              8.5%             14.5%              8.8%

Fixed annuity general and
 administrative expenses as a
 % of average invested assets                              0.20%             0.18%             0.19%             0.18%

Average assets                                  $    10,511,235   $    10,368,902   $    10,517,368   $    10,242,844

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                                BENEFIT PARTNERS
                            (In Thousands, Unaudited)

Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non- medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results and performance measures were:

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
REPORTABLE SEGMENT RESULTS
Premiums and other
 considerations                                 $       310,344   $       307,720   $       599,825   $       540,220
Net investment income                                    23,823            23,231            47,673            41,613
   Total revenue                                        334,167           330,951           647,498           581,833
Policy benefits                                         231,148           232,729           419,465           413,130
Expenses                                                 70,189            67,974           143,260           120,833
   Total benefits and
    expenses                                            301,337           300,703           562,725           533,963
Reportable segment
 results before income
 taxes                                                   32,830            30,248            84,773            47,870
Income taxes                                             11,491            10,587            29,671            16,755
   Reportable segment
    results                                     $        21,339   $        19,661   $        55,102   $        31,115

PERFORMANCE MEASURES
Life, Disability and
 Dental annualized sales                        $        52,291   $        48,126   $       122,834   $       102,024

Premiums and other
 considerations:
   Life                                         $       108,425   $       114,904   $       216,779   $       200,387
   Disability                                           120,528           110,472           237,626           199,914
   Dental                                                32,367            35,446            64,405            64,854
   Other                                                 49,024            46,898            81,015            75,065
      Total                                     $       310,344   $       307,720   $       599,825   $       540,220

Reportable segment
 results:
   Life                                         $        12,498   $         8,321   $        28,470   $        11,780
   Disability                                             7,198            10,347            24,445            17,137
   Dental                                                   988               422               874             1,063
   Other                                                    655               571             1,313             1,135
      Total                                     $        21,339   $        19,661   $        55,102   $        31,115

Loss ratios:
   Life                                                    66.8%             73.0%             63.2%             75.5%
   Disability                                              75.1              71.5              67.7              72.2
   Dental                                                  76.7              79.4              77.8              78.9
      Combined                                             71.8              73.2              67.1              74.5

Gross general and
 administrative expenses
 as a %  of premium income                                  9.5               9.4               9.4               9.6
Total expenses as a % of
 premium income                                            22.6              22.1              23.9              22.4

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                     COMMUNICATIONS AND CORPORATE AND OTHER
                            (In Thousands, Unaudited)

Jefferson-Pilot Communications Company ("Communications") operates television and radio broadcast properties and produces syndicated sports and entertainment programming.

The Corporate and Other Segment includes activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments.

Reportable segment results for Communications and Corporate and Other were:

                                                       Three Months Ended                    Six Months Ended
                                                ---------------------------------   ---------------------------------
                                                    6/30/05           6/30/04           6/30/05           6/30/04
                                                ---------------   ---------------   ---------------   ---------------
REPORTABLE SEGMENT RESULTS -
 COMMUNICATIONS
Communications revenues, net                    $        57,198   $        56,493   $       118,073   $       115,000
Cost of sales                                             7,405             7,482            22,407            22,195
Operating expenses                                       22,034            21,834            44,873            43,783
   Broadcast cash flow                                   27,759            27,177            50,793            49,022
Depreciation and amortization                             2,173             2,188             4,289             4,413
Corporate general and administrative
 expenses                                                 1,640             1,962             3,519             3,561
Net interest expense and other                              500               604             1,020             1,027
   Reportable segment results before
    income taxes                                         23,446            22,423            41,965            40,021
Income taxes                                              8,482             8,685            15,952            15,731
   Reportable segment results                   $        14,964   $        13,738   $        26,013   $        24,290

REPORTABLE SEGMENT RESULTS -
 CORPORATE AND OTHER
Earnings on investments and other
 income                                         $        27,020   $        22,978   $        55,079   $        48,915
Interest expense on debt                                (14,825)          (11,728)          (28,603)          (22,476)
Operating expenses                                       (6,002)           (6,782)          (13,204)           (9,800)
Income taxes                                                (57)            2,008              (268)              260
   Reportable segment results                             6,136             6,476            13,004            16,899
Realized investment gains, net of
 taxes                                                    2,902             7,160             6,453            21,865
   Reportable segment results,
    including realized investment
    gains                                       $         9,038   $        13,636   $        19,457   $        38,764

                                ASSETS BY SEGMENT
                            (In Millions, Unaudited)

                                                 6/30/05           6/30/04
                                             ---------------   ---------------
ASSETS BY SEGMENT
Individual Products                          $        19,160   $        18,283
Annuity and Investment Products                       10,480            10,445
Benefit Partners                                       1,859             1,765
Communications                                           217               214
Corporate and Other                                    4,112             3,289
   Total assets                              $        35,828   $        33,996

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
               (In Millions, Except Share Information, Unaudited)

                                                                     Three Months Ended
                                           ------------------------------------------------------------------------
                                              6/30/05        3/31/05       12/31/04        9/30/04       6/30/04
                                           ------------   ------------   ------------   ------------   ------------
REVENUE
Individual Products                        $      449.6   $      455.9   $      455.4   $      437.4   $      443.8
Annuities and Investment
 Products                                         184.3          168.6          198.8          166.2          177.4
Benefit Partners                                  334.2          313.3          312.4          307.9          331.0
Communications                                     56.7           60.4           67.5           58.7           55.9
Corporate and Other                                34.0           33.5           30.4           28.5           28.9
Realized investment
 gains (losses)                                     4.4            5.5            3.6            3.4           10.2
   Total revenues                          $    1,063.2   $    1,037.2   $    1,068.1   $    1,002.1   $    1,047.2

REPORTABLE SEGMENT
 RESULTS
Individual Products                        $       75.9   $       84.3   $       76.5   $       75.3   $       75.2
Annuities and Investment
 Products                                          15.6           21.7           20.0           17.6           19.8
Benefit Partners                                   21.3           33.8           20.0           19.7           19.7
Communications                                     15.0           11.0           16.6           13.5           13.7
Corporate and Other                                 6.1            6.9           10.2            5.5            6.5
   Total reportable
    segment results                               133.9          157.7          143.3          131.6          134.9
Realized investment
 gains (losses), net
 of taxes                                           2.9            3.5            2.4            2.2            7.1
   Income before cumulative
    effect of change in
    accounting principle                          136.8          161.2          145.7          133.8          142.0
Cumulative effect of
 change in accounting
 principle, net of
 taxes (1)                                            -              -              -              -              -
   Net income                              $      136.8   $      161.2   $      145.7   $      133.8   $      142.0

PER SHARE - ASSUMING
 DILUTION
Earnings before realized
 gains (losses) and
 cumulative effect
 of change in
 accounting principle                      $       0.98   $       1.15   $       1.04   $       0.96   $       0.97
Realized investment gains
 (losses), net of taxes                            0.02           0.02           0.02           0.01           0.05
Earnings before
 cumulative effect
 of change in
 accounting principle                              1.00           1.17           1.06           0.97           1.02
Cumulative effect of
 change in accounting
 principle, net of
 taxes (1)                                            -              -              -              -              -
   Net income                              $       1.00   $       1.17   $       1.06   $       0.97   $       1.02

PERFORMANCE MEASURES
Return on average equity (2)                       16.1%          19.2%          17.9%          16.9%          17.4%
Market price per share
 (period end)                              $      50.42   $      49.05   $      51.96   $      49.66   $      50.80
Dividends declared per
 share                                     $       0.42   $       0.38   $       0.38   $       0.38   $       0.38
Dividend yield (3)                                  3.3%           3.0%           3.0%           2.9%           2.8%

(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

(2) Calculated as total reportable segment results (annualized), divided by average equity (excluding accumulated other comprehensive income).

(3) Calculated as dividend paid per share (annualized), divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
               (In Millions, Except Share Information, Unaudited)

                                                                         Three Months Ended
                                                --------------------------------------------------------------------
                                                    3/31/04           12/31/03          9/30/03           6/30/03
                                                --------------    --------------    --------------    --------------
REVENUE
Individual Products                             $        443.8    $        444.3    $        449.7    $        437.2
Annuities and Investment Products                        175.3             177.4             173.7             172.9
Benefit Partners                                         250.9             208.1             206.2             207.8
Communications                                            58.1              63.3              51.2              50.1
Corporate and Other                                       33.3              32.7              30.1              28.2
Realized investment gains (losses)                        23.4             (42.8)             (5.1)             20.2
   Total revenues                               $        984.8    $        883.0    $        905.8    $        916.4

REPORTABLE SEGMENT RESULTS
Individual Products                             $         75.0    $         80.4    $         78.6    $         74.3
Annuities and Investment Products                         19.1              22.3              20.0              21.5
Benefit Partners                                          11.4              16.2              10.0              12.5
Communications                                            10.6              15.4              11.4              11.6
Corporate and Other                                       10.4               9.8              10.0               7.1
   Total reportable segment results                      126.5             144.1             130.0             127.0
Realized investment gains (losses),
 net of taxes                                             14.7             (27.8)             (3.9)             13.1
   Income before cumulative effect of
    change in accounting principle                       141.2             116.3             126.1             140.1
Cumulative effect of change in
 accounting principle, net of
 taxes (1)                                               (16.6)                -                 -                 -
   Net income                                   $        124.6    $        116.3    $        126.1    $        140.1

PER SHARE - ASSUMING DILUTION
Earnings before realized gains
 (losses) and cumulative effect
 of change in accounting principle              $         0.89    $         1.01    $         0.91    $         0.89
Realized investment gains (losses),
 net of taxes                                             0.10             (0.19)            (0.03)             0.09
Earnings before cumulative effect
 of change in accounting principle                        0.99              0.82              0.88              0.98
Cumulative effect of change in
 accounting principle, net of
 taxes (1)                                               (0.12)                -                 -                 -
   Net income                                   $         0.87    $         0.82    $         0.88    $         0.98

PERFORMANCE MEASURES
Return on average equity (2)                              16.2%             18.6%             17.0%             16.9%
Market price per share (period end)             $        55.01    $        50.65    $        44.38    $        41.46
Dividends declared per share                    $         0.33    $         0.33    $         0.33    $         0.33
Dividend yield (3)                                         2.5%              2.7%              3.0%              3.2%

(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

(2) Calculated as total reportable segment results (annualized), divided by average equity (excluding accumulated other comprehensive income).

(3) Calculated as dividend paid per share (annualized), divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                          INVESTMENT PORTFOLIO ANALYSIS
                            (In Thousands, Unaudited)

                                                            6/30/05                            12/31/04
                                                -------------------------------    -------------------------------
                                                    Amount           Percent           Amount           Percent
                                                --------------   --------------    --------------   --------------
INVESTED ASSETS COMPOSITION
Cash and cash equivalents                       $      (18,987)            (0.1)%  $       86,972              0.3%
Bonds                                               22,733,844             80.3        22,081,106             79.8
Preferred stocks                                        13,641              0.1            15,247              0.1
Common stocks,
 unaffiliated                                          635,114              2.2           647,941              2.3
Mortgages loans, net                                 3,811,003             13.4         3,667,291             13.3
Real estate, net                                       123,571              0.4           124,973              0.5
Policy loans and other                               1,048,447              3.7         1,031,452              3.7
   Total invested assets                        $   28,346,633            100.0%   $   27,654,982            100.0%

TOTAL FIXED INCOME
 PORTFOLIO YIELD-TO-
 MATURITY                                                 6.18%                              6.25%

BOND PORTFOLIO
 COMPOSITION
U.S. government                                 $      237,013              1.0%   $      265,204              1.2%
Mortgage-backed                                      2,498,820             11.0         2,358,141             10.7
Private placements                                   5,154,190             22.7         5,126,255             23.2
Public - corporates                                 14,843,821             65.3        14,331,506             64.9
   Total bonds                                  $   22,733,844            100.0%   $   22,081,106            100.0%

Yield-to-maturity                                         6.01%                              6.04%
Average life                                              7.62yrs                            7.55yrs
Duration                                                  5.28                               5.23
Average quality                                             A3                                 A3

BOND PORTFOLIO QUALITY
  NAIC Rating   S&P
              Equivalent
       1       AAA - A                          $   12,967,122             57.0%   $   12,472,670             56.5%
       2         BBB                                 8,310,382             36.6         8,309,596             37.6
      3-6     BB and lower                           1,456,340              6.4         1,298,840              5.9
  Total Bonds                                   $   22,733,844            100.0%   $   22,081,106            100.0%

FIXED MATURITY SECURITIES
Gross unrealized gains                          $    1,244,205                     $    1,119,001
Gross unrealized losses                                (73,429)                           (65,951)
 Net unrealized gains                           $    1,170,776                     $    1,053,050

MORTGAGE LOAN PORTFOLIO
Yield-to-maturity                                         7.15%                              7.29%
Average maturity                                          7.08yrs                            7.09yrs
Total delinquent loans
 and loans in
 foreclosure, at
 amortized cost                                 $        5,987                     $        5,987
Delinquent loans as a
 percentage of mortgage
 loans                                                    0.16%                              0.16%
Net book value of real
 estate acquired in
 satisfaction of
 mortgage indebtedness                          $        3,700                     $        3,700

                                                       Three Months Ended                   Six Months Ended
                                                -------------------------------    -------------------------------
                                                    6/30/05          6/30/04           6/30/05          6/30/04
                                                --------------   --------------    --------------   --------------
REALIZED INVESTMENT GAINS (LOSSES)
Stock gains                                     $        4,132   $       35,051    $       10,507   $       63,615
Stock losses                                               504             (559)             (638)          (2,951)
Bond gains                                              10,806            7,813            19,046           25,478
Bond losses from sales and calls                        (6,445)         (22,813)          (10,892)         (26,316)
Bond losses from writedowns                             (4,511)         (16,417)          (10,278)         (32,324)
Other gains (losses), net                                  402            2,175             3,044            2,177
   Total pretax gains (losses)                           4,888            5,250            10,789           29,679
Amortization of DAC, VOBA and deferred
 sales inducements                                        (424)           4,928              (862)           3,960
Income taxes                                            (1,562)          (3,018)           (3,474)         (11,774)
   Realized investment gains
    (losses), net of taxes                      $        2,902   $        7,160    $        6,453   $       21,865

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
              INSURANCE SEGMENTS' EXPENSE AND DAC AND VOBA ANALYSIS
                            (In Thousands, Unaudited)

                                                       Three Months Ended                   Six Months Ended
                                                -------------------------------    -------------------------------
                                                    6/30/05          6/30/04           6/30/05          6/30/04
                                                --------------   --------------    --------------   --------------
INSURANCE SEGMENT EXPENSE
 ANALYSIS
Individual Products:
   Commissions                                  $       80,620   $       65,617    $      160,968   $      129,386
   General and
    administrative expenses                             32,350           30,350            59,143           60,151
   Taxes, licenses and fees                             10,990           11,242            23,694           22,305
    Total commissions and
     expenses incurred                                 123,960          107,209           243,805          211,842
   Less: commissions and
    expenses capitalized                               (93,885)         (76,067)         (188,617)        (151,057)
   Amortization of DAC and
    VOBA                                                55,491           56,059            97,973          105,098
      Net expense                               $       85,566   $       87,201    $      153,161   $      165,883

Annuity and Investment
 Products:
   Insurance companies:
      Commissions - insurance
       companies                                $       18,886   $       17,506    $       33,152   $       35,960
      General and
       administrative expenses                           7,245            5,172            12,565           10,032
      Taxes, licenses and fees                             767              599             1,618            1,245
         Gross commissions and
          expenses incurred                             26,898           23,277            47,335           47,237
   Less: commissions and
    expenses capitalized                               (23,554)         (19,562)          (40,074)         (40,101)
   Amortization of DAC and
    VOBA                                                14,273           12,156            35,053           23,654
      Net expense - insurance
       companies                                        17,617           15,871            42,314           30,790
Broker/Dealer:
   Commissions                                          26,859           24,814            52,659           49,581
   Other                                                 3,046            3,073             5,780            5,818
      Net expense -
       broker/dealer                                    29,905           27,887            58,439           55,399
         Net expense                            $       47,522   $       43,758    $      100,753   $       86,189

Benefit Partners:
   Commissions                                  $       34,960   $       34,743    $       69,124   $       61,624
   General and
    administrative expenses                             29,357           29,054            56,163           52,006
   Taxes, licenses and fees                              7,766            7,318            15,776           12,299
   Total commissions and
    expenses incurred                                   72,083           71,115           141,063          125,929
   Less: commissions and
    expenses capitalized                               (10,343)          (9,781)          (20,912)         (17,982)
   Amortization of DAC and
    VOBA                                                 8,449            6,640            23,109           12,886
      Net expense                               $       70,189   $       67,974    $      143,260   $      120,833

DAC AND VOBA ANALYSIS
Balance, beginning of
 period                                         $    2,576,708   $    2,195,689    $    2,429,993   $    2,230,444
   Cumulative effect of
    change in accounting
    principle                                                -                -                 -            1,864
   Group coinsurance assumed                                 -            2,580                 -           37,375
   Amount capitalized                                  127,970          105,587           249,792          209,316
   Amortization expense                                (78,215)         (74,857)         (156,141)        (141,645)
   Adjustment for realized
    capital gains and losses                              (391)           4,833              (836)           3,929
   Adjustment for FAS 115                             (127,353)         252,847           (24,089)         145,396
Balance, end of period                          $    2,498,719   $    2,486,679    $    2,498,719   $    2,486,679

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                             SHAREHOLDER INFORMATION

Listed NYSE: JP

Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)

                                                                  Cash
                             High         Low        Close      Dividend
                           ---------   ---------   ---------   ---------
    2Q05                   $   51.39   $   47.11   $   50.42   $   0.418
    1Q05                       51.00       47.18       49.05       0.380
    2004                       56.39       46.56       51.96       1.470
    2003                       50.72       35.75       50.65       1.293
    2002                       53.00       36.35       38.11       1.184
    2001                       49.67       38.00       46.27       1.072
    2000                       50.59       33.25       49.83       0.960
    1999                       53.09       40.79       45.50       0.857

Transfer Agent and Dividend Reinvestment Agent

   Wachovia Bank                       Phone: 800/829-8432
   Dividend Reinvestment Service       Fax: 704/590-7618
   1525 West W.T. Harris Blvd., 3C3    Email: equityservices@wachovia.com
   Charlotte, NC 28288-1153

Investor Relations

   Jefferson-Pilot Corporation         Phone: 336/691-3379
   Investor Relations - Dept. 3607
   P.O. Box 21008
   Greensboro, NC 27420
   investor.relations@jpfinancial.com

Corporate Website
    www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             07/28/2005
    /CONTACT: Investment Community, John Still, +1-336-691-3382, or News Media, Paul Mason, +1-336-691-3313, both of Jefferson-Pilot Corporation/
    /Web site:  http://www.jpfinancial.com/